EATON VANCE FLOATING-RATE ADVANTAGE FUND
EATON VANCE FLOATING-RATE FUND
EATON VANCE FLOATING-RATE & HIGH INCOME FUND
(each, a “Fund”)
Supplement to Prospectus and each Fund’s Summary Prospectus dated
March 1, 2024 as revised March 13, 2024

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, each Fund’s primary benchmark is now the Bloomberg US Universal Index.

References to other benchmark indexes in the Funds’ prospectus remain in effect. These additional index(es) provide a means to compare the Fund’s average annual returns to a benchmark that Eaton Vance Management believes is representative of each Fund’s investment universe.

May 1, 2024	43613 5.1.24